                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ______________________

                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): May 10, 1999

                        COMMISSION FILE NUMBER 000-22647
                        --------------------------------

                        PERITUS SOFTWARE SERVICES, INC.
                        ------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Massachusetts                                04-3126919
           -------------                                ----------
  (State or Other Jurisdiction                       (I.R.S. Employer
           Incorporation                            Identification No.)


Two Federal Street, Billerica, Massachusetts                  01821-3540
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)


                                 (978) 670-0800
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
              (Former Name, Former Address and Former Fiscal Year,
                         if Changed Since Last Report)
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Item 5.  Other Events.
         -------------

On May 10,1999, Peritus Software Services, Inc. (the "Company") announced that Dominic K. Chan has been engaged by the Company to consult without remuneration on strategic alliances and sales related matters at the Company's direction. Mr. Chan, the Company's former President, CEO and Chairman of the Board, resigned last month to consider whether to make an offer to purchase certain of the Company's assets. He has informed the Company that, after careful consideration, he does not intend to make such an offer.

The Company also announced the following appointments: Andrea Campbell, Vice President-Sales and Marketing; Ronald Garabedian, Treasurer; Christopher Bailey, Vice President-Research and Development; and James Dunleavy, Vice President-Outsourcing Services.



The details of the announcement are set forth in Exhibit 99 attached hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

(a)  Financial Statements.

     None.

(b)  Pro Forma Financial Information.

     None.

(c)  Exhibits.

     99.  Press Release dated May 10, 1999.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 13, 1999

                                    Peritus Software Services, Inc.

                                    By: /s/ John  D. Giordano
                                        ---------------------
                                    Name:  John  D. Giordano
                                    Title: President, Chief Executive Officer
                                           and Chief Financial Officer
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                                 EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION
----------                    -----------

99              Press Release dated May 10, 1999